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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2002


                                  BE FREE, INC.

               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-27271                  04-3303188

  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
        of Incorporation)                                    Identification No.)




                              154 Crane Meadow Road
                        Marlborough, Massachusetts 01752
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 480-4000

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)








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Item 5.  Other Events.

     On February 13, 2002, Be Free, Inc. issued a press release announcing its results of operations for the three months and year ended December 31, 2001. The Be Free Consolidated Balance Sheet as of December 31, 2001 attached to the press release incorrectly stated the figures for Be Free's Cash, cash equivalents and marketable securities and Accounts receivable, net. The correct figures (in thousands) are $133,146 for Cash, cash equivalents and marketable securities and $2,736 for Accounts receivable, net. The Be Free Consolidated Balance Sheet as of December 31, 2001, as corrected, is attached herewith as
Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.  Item
-----------  ----

99.1         Consolidated Balance Sheet as of December 31, 2001, as corrected.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BE FREE, INC.
                              (Registrant)


Date:  March 22, 2002         By: /s/ Stephen M. Joseph
                                 -----------------------------------------------
                                 Name:     Stephen M. Joseph
                                 Title:    Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Consolidated Balance Sheet as of December 31, 2001, as corrected.